Short-Term Investments -Summary of Short Term Available For sale Products (Detail)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Debt securities:
Held-to-maturity time deposit	¥ 1,803,362,875	$ 282,986,987	¥ 584,229,003
Equity securities:
Marketable wealth management products	330,857,592	51,918,777	71,584,410
Marketable investment in Li Auto	464,715,237	72,923,961	3,686,543,199
Total short-term investments	¥ 2,598,935,704	$ 407,829,725	¥ 4,342,356,612